 EXHIBIT 99.1

GOLDEN MATRIX REPORTS FIRST QUARTER REVENUES OF APPROXIMATELY $7.7 MILLION

LAS VEGAS – February 22, 2022 – Golden Matrix Group, Inc. (OTCQX: GMGI)(“GMGI” or the “Company”), a developer and licenser of gaming platforms, systems and gaming content, today announced it expects to achieve a record quarterly revenues of approximately $7.7 million in the first fiscal quarter ended January 31, 2022. This represents an estimated 295% improvement on revenues of $1,951,406 in the comparable year-ago quarter and an increase of 124% on the previous quarter.

Prior to Q1 ‘22, Golden Matrix revenues were derived primarily from licensing fees received from gaming operators located in the Asia Pacific (APAC) region and integrated with the Company’s state-of-the-art GM-X platform. As a result of the Company’s recent acquisition of an 80 percent controlling ownership interest in UK-based RKingsCompetitions Ltd (“Rkings”), this record first quarter included significant revenue contributions from Rkings’ business-to-consumer (B2C) skill tournaments.

There are currently more than 580 operators and 6 million registered users across all of GMGI’s traditional gaming platforms. Additionally, Rkings’ competitions engaged more than 33,000 participants during the first fiscal quarter ended January 31, 2022.

“As expected, Rkings is having an immediate positive impact on our financial performance,” said Golden Matrix CEO, Brian Goodman, “It has given us entry into a well-established B2C vertical in a new international market; and, with its highly popular offerings, coupled with historical nominal player acquisition costs, we believe that Rkings can be expanded into other regions, subject to regulatory compliance, and continue to boost our overall revenues and profitability.”

Mr. Goodman added, “GMGI’s strong balance sheet and current cash position of about $14.9 million is expected to help facilitate expansion into new markets and facilitate additional acquisitions during calendar 2022.”

Further information regarding the results of GMGI’s operations for the first fiscal quarter ended January 31, 2022 will be included in the Quarterly Report on Form 10-Q which the Company plans to file with the Securities and Exchange Commission before March 10, 2022.

About Golden Matrix

Golden Matrix Group, based in Las Vegas NV, is an established gaming technology company that develops and owns online gaming IP and builds configurable and scalable white-label social gaming platforms for its international customers, located primarily in the Asia Pacific region. The gaming IP includes tools for marketing, acquisition, retention and monetization of users. The Company’s platform can be accessed through both desktop and mobile applications.

Our sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

1

About Rkings

Based in Northern Ireland, Rkings is a prize competition business offering customers in Ireland and the United Kingdom paid for entry, and free entry, routes to enter prize competitions in order to win a range of consumer products as prizes. Customers can access competitions via iOS or Android apps as well as online where they can win prizes ranging from super cars through to luxury holidays.

The competitions are currently open only to residents of Ireland and the United Kingdom.

Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to, the impact of the COVID-19 pandemic on the Company; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising and/or acquisitions; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the Company’s chief executive officer has voting control over the Company; related party relationships; the potential effect of economic downturns and market conditions on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the Company’s lack of effective internal controls; dilution caused by efforts to obtain additional financing; the effect of future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Transition Report on Form 10-K for the nine month transition period ended October 31, 2021. These reports are filed with the SEC and available at www.sec.gov. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The revenues and cash position referenced to in this press release only take into account the Company’s 80% interest in Rkings.

Connect with us:

Twitter - https://twitter.com/GMGI_Group

Instagram - https://www.instagram.com/goldenmatrixgroup/

Golden Matrix Group

Contact: Scott Yan

info@goldenmatrix.com

www.goldenmatrix.com

2